SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 July 23, 2003
                       ---------------------------------
                       (Date of earliest event reported)


                        Tumbleweed Communications Corp.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                    000-26223                 94-3336053
-------------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)        (IRS Employer
                                                           Identification No.)


                               700 SAGINAW DRIVE
                        REDWOOD CITY, CALIFORNIA 94063
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (650) 216-2000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  EXHIBITS

         99.1 Press Release of Registrant, dated July 23, 2003, entitled "Tumbleweed Announces Second Quarter 2003 Results."


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 23, 2003, Tumbleweed Communications Corp., a Delaware corporation ("Registrant"), announced its financial results for the fiscal quarter ended June 30, 2003 and forward-looking statements relating to the third quarter of fiscal year 2003. The press release provides non-GAAP pro forma consolidated comparative income statements of operations comparing the three month and six month periods ended June 30, 2003 and June 30, 2002. The press release also provides non-GAAP pro forma consolidated balance sheets comparing June 30, 2003 and December 31, 2002.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          Tumbleweed Communications Corp.


                                          By: /s/ Eric Schlezinger
                                              ------------------------------
                                          Name:   Eric Schlezinger
                                          Title:  Assistant Secretary
Date:  July 23, 2003

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

   99.1 Press Release of Registrant, dated July 23, 2003, entitled "Tumbleweed Announces Second Quarter 2003 Results."

EXHIBIT 99.1 - PRESS RELEASE

                                                                  EXHIBIT 99.1

               Tumbleweed Announces Second Quarter 2003 Results

   Company Reaffirms Operating Profitability Target for Fourth Quarter 2003

         Growth Driven by Valicert Merger and Demand for Tumbleweed's
                           Anti-Spam E-mail Firewall


REDWOOD CITY, CA - July 23, 2003 - Tumbleweed(R) Communications Corp. (Nasdaq:
TMWD), a leading provider of mission-critical communication solutions for businesses and government agencies using the Internet, today reported results for the second quarter ended June 30, 2003. Tumbleweed reported revenue of $6.14 million and a net loss of $4.21 million or $(0.13) per share for Q2 2003, including Merger-Related and Other Costs of $1.89 million. These results compare with revenues of $5.96 million and a net loss of $9.45 million or $(0.31) per share for the quarter ended June 30, 2002. Results for Q2 2003 include the operating results from Valicert from the date of acquisition, June 23rd, through the end of the quarter only. These results are reported in accordance with Generally-Accepted Accounting Principles ("GAAP"). Cash balances were $25.9 million as of June 30, 2003.

Tumbleweed reported a pro forma net loss of $1.87 million or $(0.06) per share in the second quarter of 2003. The pro forma net loss excludes Merger-Related and Other Costs as noted above, amortization of intangible assets and in-process research and development of $437,000, and stock-based compensation of $15,000. Tumbleweed reported a pro forma net loss of $4.01 million or $(0.13) per share in the second quarter of 2002, which excluded a charge for impairment of goodwill of $5.71 million, impairment of investments of $88,000, and a stock-based compensation credit of $367,000.

Tumbleweed reported revenue of $11.92 million and a net loss of $6.69 million or $(0.22) per share for the six months ended June 30, 2003. These results compare with revenues of $14.06 million and a net loss of $14.80 million or $(0.48) per share for the six months ended June 30, 2002.

"We are pleased with the growth in the business this quarter," said Jeffrey C. Smith, Chief Executive Officer of Tumbleweed. "Revenue grew 6% sequentially and deferred revenue grew 20% sequentially. We have completed the merger with Valicert, the combined management team is in place, and we are focused on a successful integration of the two companies. The combination with Valicert is already reaping benefits for our business and customers. We have launched a number of cross-selling promotions for the customers of both companies, and are seeing strong interest in our combined product suite."

"Demand increased for our e-mail firewall and Dynamic Anti-Spam Service. Over seventy enterprise customers, including nine of the Fortune 500, purchased the Service within the first two months since its introduction to the market," said John Vigouroux, President and Chief Operating Officer of Tumbleweed. "Our market share for automated Spam defense in large enterprises is growing. Customers are recognizing that e-mail firewalls, with their multi-layered defense methods, are the best perimeter defense against network threats such as Spam. Our SecureTransport product continues to sell well, and we gained significant new customers including State Street Bank, Michelin, and the IRS."

"In the second quarter, we met or exceeded our financial goals, including ending the quarter with $25.9 million in cash," said Tim Conley, Chief Financial Officer of Tumbleweed. "The pro forma loss per share compared favorably to our prior projection due to revenue growth and control of operating expenses."

"Tumbleweed remains on track to achieve the operating plan outlined ninety days ago," added Tim Conley. "Most of the major decisions and actions needed to achieve our operating targets are now complete, and we have a higher degree of confidence in achieving operating profitability in the fourth quarter of 2003 at a revenue level in the range of $9.0 to $10.0 million, while exiting Q4 2003 with at least $20.0 million in cash, including payment of merger-related costs."

Highlights of the quarter:

     o   The merger with Valicert, Inc. was completed on June 23rd.

     o Our operating plan for the combined company is on-track, and the combined management team is in place.

     o   The combined company signed contracts with 42 new customers in Q2.

     o We released our new Dynamic Anti-Spam Service, which provides automated daily updates to the anti-Spam defenses in our e-mail firewall software product, in much the same way as anti-virus updates are downloaded.

     o The new Dynamic Anti-Spam Service for enterprises is selling well, with over 70 customers in the quarter including AOL Time Warner, Merck, and Safeway.

     o SecureTransport gained 12 new customers, including State Street Bank, Michelin, and the IRS.

     o The Validation Authority product is now being used by all four branches of the U.S. Department of Defense.

     o Two companies settled patent infringement suits and licensed Tumbleweed's patents.

More customer highlights of the quarter:

     o New customers of our e-mail firewall and Anti-Spam solution include Takeda Pharmaceuticals, Novo Nordisk and Fila.

     o Existing customers of our e-mail firewall, such as Best Buy and Mutual of Omaha, are purchasing subscriptions to our new Dynamic Anti-Spam Service and are seeing dramatic decreases in the rate of Spam e-mail, blocking 90-95%, with a very low rate of false positives.

     o Secure e-mail and document delivery is a growth area for Tumbleweed. Our Secure Redirect solution, which includes our e-mail firewall, is gaining market share in the healthcare, insurance and financial services industries. New customers include Blue Cross Blue Shield of Kansas City, Mt. Sinai NYU Health, Children's Hospital of Boston and Freddie Mac.

     o The secure file transfer market appears to be strong. In the quarter, our SecureTransport product was purchased for transferring payments, check images and Internet EDI files by customers including the California Department of Health and Human Services, NTT Data, and our first sale to the U.S. Department of Defense.

Tumbleweed outlook for the third quarter of 2003

     o Tumbleweed currently believes that revenues in the third quarter of 2003 will be between $7.5 million and $8.5 million.

     o The pro forma net loss, excluding Merger-Related and Other Costs, amortization of intangible assets, and stock-based compensation, is currently expected to be $(0.07) to $(0.05) per share. GAAP net loss, is currently expected to be $(0.10) to $(0.07) per share.

     o Cash balances are expected to be in excess of $20.0 million at the end of Q3 2003. This cash forecast includes anticipated payments of approximately $2.8 million for costs related to the acquisition of Valicert, merger-related marketing expenses, merger-related severances, and insurance premiums. Cash balances are expected to be approximately $20.0 million at the end of Q4 2003.


Conference Call Information

Tumbleweed will host a conference call with the investment community at 2:00 PM PDT/5:00 PM EDT today to discuss these results. This call will be made available to all interested parties via a live webcast on Tumbleweed's website at www.tumbleweed.com, under Company heading, Investor Relations. A replay of the conference call will be available on the Tumbleweed website, www.tumbleweed.com, or by telephone for 30 days at (703) 925-2510, pin 201927.

Pro Forma Information

The pro forma financial information included in this press release is not prepared in accordance with GAAP. Management believes that the presentation of non-GAAP pro forma information may provide useful information to investors because Tumbleweed has historically provided this information and understands that some investors consider it useful in evaluating Tumbleweed's non-cash operating expenses. Management also uses this pro forma information, along with GAAP information, in evaluating Tumbleweed's non-cash operating expenses. The pro forma operating results are presented for informational purposes only as an alternative for understanding Tumbleweed's operating results. The pro forma results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from pro forma measures used by other companies.

About Tumbleweed Communications Corp.

Tumbleweed is a leading provider of mission-critical Internet communications software products for enterprise and government. By making Internet communications secure, reliable and automated, Tumbleweed's email firewall, secure file transfer, secure email, and identity validation solutions help customers significantly reduce the cost of doing business. Tumbleweed provides services for over 600 customers, including ABN Amro, Catholic Healthcare West, Bank of America Securities, JP Morgan Chase & Co., The Regence Group (Blue Cross/Blue Shield), Society for Worldwide Interbank Financial Telecommunication (SWIFT), St. Luke's Episcopal Healthcare System, the US Food and Drug Administration, and the US Navy and Marine Corps. Tumbleweed Communications was founded in 1993 and is headquartered in Redwood City, California. For additional information about Tumbleweed go to www.tumbleweed.com or call 650/216-2000.

Tumbleweed cautions that forward-looking statements contained in this press release are based on current plans and expectations, and that a number of factors could cause the actual results to differ materially from the guidance given at this time. These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this press release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected, particularly with respect to Tumbleweed's financial outlook and projections, Tumbleweed's markets, products, and services, and the future success of Tumbleweed. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the Securities and Exchange Commission, particularly Tumbleweed's Form 10-K filed June 4, 2003.

Tumbleweed assumes no obligation to update information contained in this press release, including for example its guidance regarding its future performance, which represents the Company's expectations only as of the date of this release and should not be viewed as a statement about the Company's expectations after such date. Although this release may remain available on the Company's website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

                                     # # #

For further information, please contact:

Dan Etchevers                                  Tim Conley
Financial Analyst                              VP Finance & CFO
650-216-2134                                   650-216-2066
dan.etchevers@tumbleweed.com                   tim.conley@tumbleweed.com

                         Tumbleweed Communications Corp.
                 Condensed Consolidated Statements of Operations
                                  June 30, 2003
                        (in 000s, except per share data)



                                                             Three Months Ended           Six Months Ended
                                                                  June 30,                    June 30,
                                                                 (unaudited)                 (unaudited)
                                                          --------------------------   -------------------------
                                                             2003          2002           2003         2002
                                                          ------------  ------------   ------------ ------------
 REVENUES
  Product Revenue                                             $ 3,277       $ 3,312        $ 6,187      $ 7,924
  Service Revenue                                               2,615         2,575          5,486        5,145
  Intellectual Property and Other Revenue                         250            75            250          987
                                                          ------------  ------------   ------------ ------------
   NET REVENUE                                                  6,142         5,962         11,923       14,056
                                                          ------------  ------------   ------------ ------------
 COSTS OF REVENUES
 Cost of Product and Service Revenue                            1,229         1,851          2,642        4,034
 Amortization of Intangible Assets                                317             -            317            -
                                                          ------------  ------------   ------------ ------------
 GROSS PROFIT                                                   4,596         4,111          8,964       10,022
 OPERATING EXPENSES
  Research & Development                                        2,050         2,408          4,013        5,616
  Sales & Marketing                                             3,261         5,242          6,702       10,858
  General & Administrative                                      1,516           798          2,938        2,401
                                                          ------------  ------------   ------------ ------------
 SUB-TOTAL OPERATING EXPENSES                                   6,827         8,448         13,653       18,875
  Stock-based Compensation Expense                                 15          (367)            49         (105)
  Amortization of Intangible Assets                                20             -             20            -
  Amortization of In-Process Research & Development               100             -            100            -
  Impairment of Goodwill                                            -         5,713              -        5,713
  Merger-Related and Other Costs                                1,887             -          1,887            -
                                                          ------------  ------------   ------------ ------------
 TOTAL EXPENSES                                                 8,849        13,794         15,709       24,483
                                                          ------------  ------------   ------------ ------------
 OPERATING INCOME (LOSS)                                       (4,253)       (9,683)        (6,745)     (14,461)
 NON-OPERATING INCOME (EXPENSE)
 Other Income (Expense), net                                       51           327             65          734
 Impairment of Investments                                          -           (88)             -          (88)
                                                          ------------  ------------   ------------ ------------
 NET INCOME (LOSS) BEFORE TAXES                                (4,202)       (9,444)        (6,680)     (13,815)
  Provision for Income Taxes                                        3             2              7            6

 Loss from Continuing Operations, Before
                                                          ------------  ------------   ------------ ------------
   Cumulative Effect of Change in Accounting Principle         (4,205)       (9,446)        (6,687)     (13,821)

  Cumulative Effect of Change in Accounting Principle               -             -              -         (974)
                                                          ------------  ------------   ------------ ------------
 NET INCOME (LOSS)                                           $ (4,205)     $ (9,446)      $ (6,687)   $ (14,795)
                                                          ============  ============   ============ ============

Shares Used in Computing Basic and Diluted
   Net Income (Loss) per Share                                 31,279        30,749         30,887       30,696

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                 $ (0.13)      $ (0.31)       $ (0.22)     $ (0.48)
                                                          ============  ============   ============ ============

Reconciliation to Pro Forma Net Income (Loss)
NET INCOME (LOSS)                                            $ (4,205)     $ (9,446)      $ (6,687)   $ (14,795)
  Stock-based Compensation Expense                                 15          (367)            49         (105)
  Amortization of Intangible Assets                               337             -            337            -
  Amortization of In-Process Research & Development               100             -            100            -
  Impairment of Goodwill                                            -         5,713              -        5,713
  Merger-Related and Other Costs                                1,887             -          1,887            -
  Impairment of Investments                                         -            88              -           88
  Cumulative Effect of Change in Accounting Principle               -             -              -          974
                                                          ------------  ------------   ------------ ------------
PRO FORMA NET INCOME (LOSS)                                  $ (1,866)     $ (4,012)      $ (4,314)    $ (8,125)
                                                          ============  ============   ============ ============

PRO FORMA BASIC AND DILUTED NET INCOME (LOSS) PER SHARE       $ (0.06)      $ (0.13)       $ (0.14)     $ (0.26)
                                                          ============  ============   ============ ============




                         Tumbleweed Communications Corp.
                      Condensed Consolidated Balance Sheets
                                  June 30, 2003
                                    (in 000s)


                                                             6/30/03
                         ASSETS                            (unaudited)          12/31/02
                                                         -----------------  ------------------

CURRENT ASSETS
  Cash                                                           $ 25,929            $ 29,210
  Accounts Receivable, net                                          5,796               4,764
  Other Current Assets                                              1,102               1,149
                                                         -----------------  ------------------
     TOTAL CURRENT ASSETS                                          32,827              35,123
                                                         -----------------  ------------------

Goodwill                                                           13,358                   -
Intangible Assets, net                                              4,863                   -
Property & Equipment, net                                           1,604               1,794
Other Assets                                                          861                 892
                                                         -----------------  ------------------
                TOTAL ASSETS                                     $ 53,513            $ 37,809
                                                         =================  ==================

                  LIABILITIES & EQUITY
CURRENT LIABILITIES
  Notes Payable                                                     $ 770                $ 33
  Accounts Payable                                                  1,955               1,653
  Accrued Liabilities                                               8,796               5,234
  Accrued Merger-Related and Other Costs                              861                   -
  Deferred Revenue                                                  8,453               6,903
                                                         -----------------  ------------------
     TOTAL CURRENT LIABILITIES                                     20,835              13,823
                                                         -----------------  ------------------
LONG TERM LIABILITIES
  Accrued Merger-Related and Other Costs                              676                   -
  Deferred Revenue                                                  1,815               2,061
  Other Long Term Liabilities                                         136                  94
                                                         -----------------  ------------------
     TOTAL LONG TERM LIABILITIES                                    2,627               2,155
                                                         -----------------  ------------------
     TOTAL LIABILITIES                                             23,462              15,978
                                                         -----------------  ------------------
SHAREHOLDERS' EQUITY
  Common Stock                                                         41                  31
  Additional Paid-in Capital                                      308,763             293,443
  Treasury Stock                                                     (796)               (796)
  Deferred Compensation Expense                                      (545)                (61)
  Accumulated Other Comprehensive Loss                               (615)               (676)
  Accumulated Deficit                                            (276,797)           (270,110)
                                                         -----------------  ------------------
     TOTAL SHAREHOLDERS' EQUITY                                    30,051              21,831
                                                         -----------------  ------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         $ 53,513            $ 37,809
                                                         =================  ==================
